Exhibit 10.1

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT (“Amendment”) entered into and effective as of February 14, 2020 (the “Amendment No. 1 Effective Date”) is by and among Ranger Packaging LLC, a Delaware limited liability company (the “U.S. Borrower”), Ranpak B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands whose registered office is at Sourethweg 4-6 De Beitel, 6422 PC Heerlen and its statutory seat (statutaire zetel) in Heerlen, the Netherlands, registered with the Netherlands Chamber of Commerce under number 14044192 (the “Dutch Borrower”; the U.S. Borrower and the Dutch Borrower, the “Borrowers”), Ranger Pledgor LLC, a Delaware limited liability company (“Holdings”) and the other Loan Parties, the lenders party hereto and Goldman Sachs Lending Partners LLC (the “Administrative Agent”).

RECITALS

A. Whereas, reference is made to that certain First Lien Credit Agreement dated as of June 3, 2019 among the Borrowers, Holdings, the lenders from time to time party thereto, the issuing banks from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Whereas the Borrowers have requested that the Required Lenders (as defined in the Credit Agreement) consent to certain amendments as more fully set forth herein.

C. Whereas, subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement (as amended hereby), unless expressly provided to the contrary.

2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

3. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 herein, effective as of the Amendment No. 1 Effective Date, the Credit Agreement shall be and hereby is amended as follows:

(a) The definition of “Excess Cash Flow Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Excess Cash Flow Period” means each full Fiscal Year of the U.S. Borrower ending after the Closing Date, commencing with the Fiscal Year ending on December 31, 2021.

(b) The lead-in to Section 2.11(b)(i) of the Credit Agreement is hereby amended by replacing “December 31, 2020” with “December 31, 2021”; and

(c) Section 6.04(a)(ii)(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

with Cash and Cash Equivalents (and including, to the extent constituting Restricted Payments, amounts paid in respect of promissory notes issued pursuant to Section 6.01(o)), in an aggregate amount not to exceed the greater of $10,000,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period in any Fiscal Year, which, if not used in any Fiscal Year, may be carried forward to the following two Fiscal Years (until so applied); plus

4. Conditions to Effectiveness. This Amendment shall become effective as of the Amendment No. 1 Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received this Amendment, executed by the Loan Parties and the Required Lenders in such counterparts as shall be acceptable to the Administrative Agent.

(b) The representations and warranties of the Loan Parties and their Restricted Subsidiaries set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that (A) to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period and (B) any representation or warranty that is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification shall be true and correct in all respects.

(c) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing.

5. Representations and Warranties of the Loan Parties. In order to induce the Lenders party hereto and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants, as of the date hereof, that:

(a) The execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party.

(b) This Amendment has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

(c) The representations and warranties of the Loan Parties and their Restricted Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that (A) to the extent that any representation and warranty specifically refers to a given date or period, it is true and correct in all material respects as of such date or for such period and (B) any representation or warranty that is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification is true and correct in all respects.

(d) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

6. Acknowledgments and Agreements.

(a) The Loan Parties do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and each agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Loan Party acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, are not impaired in any respect by this Amendment.

(b) From and after the Amendment No. 1 Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

7. Miscellaneous.

(a) Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

(c) Without in any way limiting the foregoing, Section 9.03 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

10. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO (INCLUDING THE SUBMISSION TO JURISDICTION IN SECTION 9.10 OF THE CREDIT AGREEMENT) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

12. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BY AND AMONG THE REQUIRED LENDERS, THE ADMINISTRATIVE AGENT AND THE LOAN PARTIES WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE REQUIRED LENDERS, THE ADMINISTRATIVE AGENT AND THE LOAN PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE REQUIRED LENDERS, THE ADMINISTRATIVE AGENT AND THE LOAN PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

LOAN PARTIES:	RANGER PACKAGING LLC,
as U.S. Borrower

By:
Name:
Title:

RANPAK B.V.,
as Dutch Borrower

By:
Name:
Title:

RANGER PLEDGOR LLC,
as Holdings

By:
Name:
Title:

[OTHER LOAN PARTIES]

By:
Name:
Title:

AMENDMENT NO. 1 SIGNATURE PAGE

ADMINISTRATIVE AGENT:	GOLDMAN SACHS LENDING PARTNERS LLC

By:
Name:
Title:

BROAD STREET LOAN PARTNERS III, L.P., as Lender
By: Goldman Sachs & Co. LLC, as Attorney-in-Fact

By:
Name:
Title:

BROAD STREET LOAN PARTNERS III OFFSHORE, L.P., as Lender
By: Goldman Sachs & Co. LLC, as Collateral Servicer and Duly Authorized Agent

By:
Name:
Title:

BROAD STREET LOAN PARTNERS III OFFSHORE – UNLEVERED, L.P., as Lender
By: Goldman Sachs & Co. LLC, as Collateral Servicer and Duly Authorized Agent

By:
Name:
Title:

BROAD STREET DANISH CREDIT PARTNERS, L.P., as Lender
By: Goldman, Sachs & Co. LLC, Duly Authorized

By:
Name:
Title:

AMENDMENT NO. 1 SIGNATURE PAGE

BROAD STREET CREDIT HOLDINGS LLC, as Lender

By:
Name:
Title:

BROAD STREET SENIOR CREDIT PARTNERS II, L.P., as Lender
By: Goldman Sachs & Co. LLC, as Attorney-in-Fact

By:
Name:
Title:

AMENDMENT NO. 1 SIGNATURE PAGE